                                   CONSENT OF
                                 FOLEY & LARDNER




     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses contained in Post-Effective Amendment No. 1 to the Form S-3 Registration Statement of Glenbrook Life and Annuity Company (File No. 333-41236).



                                              /s/  Foley & Lardner
                                                   FOLEY & LARDNER



Washington, D.C.
April 12, 2001